Exhibit 22.1

List of Subsidiary Guarantors

Name	State of Incorporation or Organization
FCPP Pipeline, LLC	Delaware
Flag City Processing Partners, LLC	Delaware
Grand Prix Development LLC	Delaware
Legend Gas Pipeline LLC	Delaware
Slider WestOk Gathering, LLC	Delaware
Targa Capital LLC	Delaware
Targa Cayenne LLC	Delaware
Targa Chaney Dell LLC	Delaware
Targa Cogen LLC	Delaware
Targa Delaware LLC	Delaware
Targa Downstream LLC	Delaware
Targa Energy GP LLC	Delaware
Targa Energy LP	Delaware
Targa Gas Marketing LLC	Delaware
Targa Gas Pipeline LLC	Delaware
Targa Gas Processing LLC	Delaware
Targa GP Inc.	Delaware
Targa Gulf Coast NGL Pipeline LLC	Delaware
Targa Intrastate Pipeline LLC	Delaware
Targa LA Holdings LLC	Delaware
Targa LA Operating LLC	Delaware
Targa Liquids Marketing and Trade LLC	Delaware
Targa Louisiana Intrastate LLC	Delaware
Targa LP Inc.	Delaware
Targa Midkiff LLC	Delaware
Targa Midland Crude LLC	Delaware
Targa Midland LLC	Delaware
Targa Midstream Services LLC	Delaware
Targa MLP Capital LLC	Delaware
Targa NGL Pipeline Company LLC	Delaware
Targa Permian Condensate Pipeline LLC	Delaware
Targa Pipeline Mid-Continent Holdings LLC	Delaware
Targa Pipeline Mid-Continent LLC	Delaware
Targa Pipeline Operating Partnership LP	Delaware
Targa Pipeline Partners GP LLC	Delaware
Targa Pipeline Partners LP	Delaware
Targa Resources Finance Corporation	Delaware
Targa Resources GP LLC	Delaware
Targa Resources LLC	Delaware
Targa Resources Operating GP LLC	Delaware
Targa Resources Operating LLC	Delaware
Targa Resources Partners LP	Delaware
Targa Southern Delaware LLC	Delaware
Targa SouthOk NGL Pipeline LLC	Oklahoma
Targa SouthTex Midstream Company LP	Texas
Targa Train 6 LLC	Delaware
Targa Train 8 LLC	Delaware
Targa Transport LLC	Delaware
TPL Arkoma Holdings LLC	Delaware
TPL Arkoma Inc.	Delaware
TPL Arkoma Midstream LLC	Delaware
TPL Gas Treating LLC	Delaware
TPL SouthTex Gas Utility Company LP	Texas
TPL SouthTex Midstream Holding Company LP	Texas

TPL SouthTex Midstream LLC	Delaware
TPL SouthTex Pipeline Company LLC	Texas
TPL SouthTex Processing Company LP	Texas
TPL SouthTex Transmission Company LP	Texas
Velma Gas Processing Company, LLC	Delaware
Velma Intrastate Gas Transmission Company, LLC	Delaware
Versado Gas Processors, L.L.C.	Delaware